Supplement to the Statements of Additional Information

December 12, 2008

Dear Investor,

Each fund listed below (each a “fund”) has changed its securities lending arrangements. As a result, the Statement of Additional Information (“SAI”) for each fund referenced below is being supplemented.

The last paragraph in the section captioned “Lending of portfolio securities” in the SAI is replaced with the following: “State Street Bank and Trust Company has been approved to serve as lending agent and would receive fees for such services.”

UBS Securities LLC had previously been approved as securities lending agent but has exited that business.

Fund Name	Date of Prospectus
UBS Cashfund Inc.	July 29, 2008
UBS RMA Money Fund Inc. - UBS RMA Money Market Portfolio, UBS RMA U.S. Government Portfolio and UBS Retirement Money Fund	August 29, 2008
UBS Managed Municipal Trust - UBS RMA California Municipal Money Fund and UBS RMA New York Municipal Money Fund	August 29, 2008
UBS Municipal Money Market Series - UBS RMA New Jersey Municipal Money Fund	August 29, 2008
UBS RMA Tax-Free Fund Inc.	August 29, 2008

UBS Money Series:

Select Series of Funds - UBS Select Prime Institutional Fund, UBS Select Treasury Institutional Fund, UBS Select Tax-Free Institutional Fund, UBS Select Prime Preferred Fund, UBS Select Treasury Preferred Fund, UBS Select Tax-Free Preferred Fund, UBS Select Prime Investor Fund, UBS Select Treasury Investor Fund, UBS Select Tax-Free Investor Fund, UBS Select Prime Capital Fund, UBS Select Treasury Capital Fund and UBS Select Tax-Free Capital Fund

UBS Cash Reserves Fund and UBS Liquid Assets Fund

October 6, 2008 August 28, 2008
UBS Master Series, Inc. - UBS Money Market Fund	June 27, 2008
UBS Investment Trust - UBS U.S. Allocation Fund	December 28, 2007
UBS Index Trust - UBS S&P 500 Index Fund	September 26, 2008
UBS Series Trust - U.S. Allocation Portfolio	May 1, 2008

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.

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